UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 3, 2004

                     AVALON DIGITAL MARKETING SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       000-28406            77-0511097
-------------------------------          -----------        ------------------
(State or Other Jurisdiction of          (Commission         (I.R.S. Employer
        Incorporation)                   File Number)       Identification No.)

                        5255 N. Edgewood Drive, Suite 250
                                Provo, Utah 84604
                    (Address of Principal Executive Offices)

                              --------------------


                                 (801) 225-7073
              (Registrant's telephone number, including area code)

                              --------------------


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01  Entry into a Material Definitive Agreement.
           -------------------------------------------

         See the information set forth in "Item 1.03 Bankruptcy or Receivership" below regarding material definitive agreements entered into by the Registrant, which is incorporated herein by reference.

Item 1.03  Bankruptcy or Receivership.
           ---------------------------

         On September 5, 2003, Avalon Digital Marketing Systems, Inc., a Delaware corporation (the "Company"), filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). The United States Bankruptcy Court for the District of Utah, Central Division (the "Bankruptcy Court"), entered an order (the "Confirmation Order") on November 3, 2004 confirming the Company's First Amended Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code (the "Plan"). The Plan became effective on November 18, 2004. On January 11, 2005, the Company issued a press release announcing the Confirmation Order and the effectiveness of the Plan. Copies of the Plan, the Confirmation Order and the press release are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

Summary of Material Features of Plan

         Below is a summary of the material features of the Plan. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed in the Plan. The following summary of the Plan is qualified in its entirety by reference to the full text of the Plan and the Confirmation Order. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Plan. Readers are encouraged to read the Plan in its entirety.

Treatment of Claims and Interests under the Plan

         The Plan includes a number of distinct Classes of Claims and Interests established in accordance with the Plan and Sections 1122 and 1123(a)(1) of the Bankruptcy Code. Below is a summary of the distributions to be made to holders of Allowed Claims and Interests under the Plan:

Description of Claims or Interests       Treatment
----------------------------------       ---------

   Administrative Expense Claims.        Unimpaired. Except as provided in
                                         Article II Section A of the Plan, and
                                         subject to the bar date provisions
                                         contained therein, each holder of an
                                         Allowed Administrative Expense Claim or
                                         a fee payable under 28 U.S.C. ss. 1930
                                         will receive, in full satisfaction of
                                         its Administrative Expense Claim, cash
                                         equal to the amount of such
                                         Administrative Expense Claim on the
                                         later to occur of the Effective Date
                                         and the date on which such Claim shall
                                         become an Allowed Claim.

   Priority Tax Claims.                  Unimpaired. The holder of an Allowed
                                         Priority Tax Claim shall, unless the
                                         holder of such Claim agrees to a
                                         different treatment, receive, in the
                                         Company's sole discretion, either: (a)
                                         a cash payment, on the later to occur
                                         of the Effective Date and the date such
                                         Claim becomes and Allowed Priority Tax
                                         Claim; or (b) on account of such
                                         Allowed Priority Tax Claim deferred
                                         cash payments over a period not
                                         exceeding six years after the date of
                                         assessment, the total of which payments
                                         shall be equal to the amount of such
                                         Allowed Priority Tax Claim plus
                                         interest at the applicable non-default
                                         statutory interest rate with respect to
                                         such Allowed Priority Tax Claim.

   Class 1A - The Mulligan Group         Impaired. On the Effective Date or as
   Secured Claim.                        reasonably practicable thereafter, the
                                         Mulligan Group Secured Claim shall be
                                         reduced to the total amount of
                                         $116,690. That amount shall bear
                                         interest from the date the Company
                                         filed its petition under the Bankruptcy
                                         Code at the rate of six percent (6%)
                                         per annum. On the Effective Date or as
                                         reasonably practicable thereafter, the
                                         Company shall distribute to The
                                         Mulligan Group the amount of $95,630,
                                         which shall reduce the Mulligan Group
                                         Secured Claim. The remaining portion of
                                         the Mulligan Group Secured Claim shall
                                         be evidenced by a secured promissory


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

                                         note (the "Mulligan Group Note"), in
                                         form and substance reasonably
                                         acceptable to the Mulligan Group, with
                                         provisions which (a) preserve the
                                         Mulligan Group's existing security
                                         interest and lien in property of the
                                         Company, (b) provide for interest at
                                         the rate of six percent (6%) per annum
                                         on the unpaid balance, and (c) provide
                                         for the payment of the remaining
                                         balance of the Mulligan Group Secured
                                         Claim in three (3) equal monthly
                                         installments over the course of thee
                                         (3) consecutive months, with the first
                                         installment due thirty (30) days after
                                         the Effective Date, the second
                                         installment due sixty (60) days after
                                         the Effective Date and the final
                                         installment due ninety (90) days after
                                         the Effective Date. As of the date of
                                         this Current Report, the Company has
                                         paid the first installments under the
                                         Mulligan Group Note. In addition, in
                                         consideration for reducing its claim,
                                         the Bankruptcy Court approved the
                                         issuance to The Mulligan Group of a
                                         warrant to purchase 293,933 shares of
                                         Common Stock of the Company at an
                                         exercise price equal to 110% of the
                                         fair market value of the Company's
                                         Common Stock on the Effective Date.


   Class 1B - The Zions Bank Secured     Impaired. On the later of the Effective
   Claim.                                Date or entry of a Final Order allowing
                                         the Zions Bank Secured Claim, or as
                                         soon as reasonably practicable
                                         thereafter, the Company shall abandon
                                         the collateral securing the Zions Bank
                                         Secured Claim, namely the Bridgeview
                                         Financial Residual Payment Account, to
                                         Zions Bank in full and final payment
                                         and satisfaction of the Zions Bank
                                         Secured Claim, provided, however, that
                                         if there are remaining proceeds in the
                                         Account after Zions has used the
                                         proceeds of the Account to satisfy its
                                         claim in full, Zions shall remit any
                                         remaining balance to the Company,
                                         depending on when Zions receives full
                                         payment. The Zions Bank Secured Claim
                                         was fully satisfied by the Company
                                         prior to the Effective Date.

   Class 1C - Other Secured Claims.      Unimpaired. On the later of the
                                         Effective Date or entry of a Final
                                         Order allowing a Secured Claim, or as
                                         reasonably practicable thereafter, each
                                         Holder of an Allowed Secured Claim
                                         shall receive, in the Company's sole
                                         discretion, one of the following
                                         distributions: (a) the payment of such
                                         Holder's Allowed Secured Claim in full
                                         in Cash; (b) the sale or disposition
                                         proceeds of the property securing such
                                         Allowed Secured Claim to the extent of
                                         the value of the Company's interest in
                                         such property; (c) the surrender to the
                                         Holder of any Allowed Secured Claim of
                                         the property securing such Claim; or
                                         (d) such other distributions as shall
                                         be necessary to satisfy the
                                         requirements of the Bankruptcy Code
                                         and/or as such Holder of an Allowed
                                         Secured Claim shall agree in
                                         satisfaction of their Claim.

   Class 2 - Other Priority Claims       Unimpaired. On the later of the
   (other than Priority Tax Claims).     Effective Date or entry of a Final
                                         Order allowing an Other Priority Claim,
                                         or as soon as reasonably practicable
                                         thereafter, each Holder of an Allowed
                                         Priority Claim shall receive the full
                                         amount of its Claim in cash.

   Class 3 - General Unsecured           Impaired. On or after the Effective
   Claims.                               Date or as soon as practicable
                                         thereafter as determined by the Plan
                                         Administrator, the Plan Administrator
                                         shall pay the Holders of General
                                         Unsecured Claims on a pro rata basis:
                                         (a) a specified amount of the proceeds
                                         of the issuance and sale of the Notes
                                         and Warrants, which amount shall not be
                                         less than $200,000; (b) 100% of
                                         Bankruptcy Cause of Action Recoveries,
                                         until such time as the Holders of
                                         General Unsecured Claims receive
                                         payment of 50% of their General
                                         Unsecured Claims, at which time any
                                         additional Bankruptcy Cause of Action
                                         Recoveries shall be divided equally
                                         between Holders of General Unsecured
                                         Claims and the Company; and (c) a
                                         specified number of shares of Common
                                         Stock of the Company. Assuming that
                                         Holders of Equity Interests receive a

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

                                         distribution under the Plan, the shares
                                         of Common Stock issued to holders of
                                         General Unsecured Claims will represent
                                         fifteen percent (15%) of the Common
                                         Stock of the Company on a fully-diluted
                                         basis immediately following the
                                         issuance and sale of the Notes and the
                                         Warrants, assuming the full conversion
                                         of the Notes, full exercise of the
                                         Warrants and full exercise of the
                                         options underlying the Management
                                         Option Plan.

   Class 4 - Equity Interests.           Impaired. As approved by the Bankruptcy
                                         Court, upon the affirmative vote of the
                                         holders of General Unsecured Claims,
                                         voting as a separate class, on the
                                         Effective Date, all Equity Interests in
                                         the Company, including preferred
                                         shares, common shares, and/or other
                                         forms of equity security or other
                                         interests shall be deemed extinguished,
                                         and the certificates and other
                                         documents representing such Equity
                                         Interests shall be deemed extinguished
                                         and canceled and the Common Stock of
                                         the Company shall be issued on the
                                         Effective Date or as soon as
                                         practicable thereafter, such that on
                                         the Effective Date or as soon as
                                         practicable thereafter, holders of
                                         Equity Interests shall hold an
                                         aggregate of 73,483 shares of the
                                         Common Stock of the Company (which will
                                         represent one percent (1%) of the
                                         Common Stock of the Company on a
                                         fully-diluted basis immediately
                                         following the issuance and sale of the
                                         Notes and the Warrants, assuming the
                                         full conversion of the Notes, full
                                         exercise of the Warrants and full
                                         exercise of the options underlying the
                                         Management Option Plan).

Issuance and Sale of Notes and Warrants under the Plan

         Pursuant to the terms of the Plan, the Company entered into a Note and Warrant Purchase and Security Agreement (the "Purchase Agreement"), dated as of May 28, 2004, by and among the Company and the Purchasers listed on Exhibits D-1 and D-2 thereto (the "Purchase Agreement"). In accordance with the Purchase Agreement, on December 13, 2004, the Company completed the issuance and sale to the Purchasers of Notes with an aggregate principal amount of $1,337,713 and Warrants to purchase an aggregate of 734,828 shares of Common Stock. The payment and performance by the Company of the Notes are secured by a first-priority lien and continuing security interest in all of the personal property of the Company, subject only to the security interests currently in favor of the Mulligan Group and Zions Bank. The Notes are convertible, at the option of the holders thereof, into shares of Common Stock at the rate of $0.26 in principal amount per share of Common Stock. The conversion rate under the Notes is subject to adjustments if specified events occur. The Warrants may be exercised for shares of Common Stock at any time prior to December 13, 2011 at an exercise price of $0.0001 per share of Common Stock. The exercise price of the Warrants is subject to adjustments if specified events occur. As a result of the issuance and sale of the Notes and the Warrants, a total of 5,143,795 shares of Common Stock have been reserved for issuance by the Company upon conversion of the Notes and 734,828 shares of Common Stock have been reserved for issuance by the Company upon exercise of the Warrants. This summary of the terms of the Notes and Warrants is qualified in its entirety by reference to the forms of Notes and Warrants attached as exhibits to the Purchase Agreement, a copy of which is attached hereto as Exhibit 99.4. The terms and provisions of the Purchase Agreement and the Notes, Warrants and other transaction documents were approved and made effective by the Bankruptcy Court pursuant to the Confirmation Order.

Registration Rights Agreement

         In connection with the closing of the issuance and sale of the Notes and Warrants under the Purchase Agreement, the Company also entered into a Registration Rights Agreement (the "Registration Rights Agreement"). Under the Registration Rights Agreement, the Company is obligated to prepare and file with the Securities and Exchange Commission a registration statement registering under the Securities Act of 1933, as amended (the "Securities Act"), the registrable securities of the Company held by stockholders of the Company who are parties to the Registration Rights Agreement. In addition, from time to time, such holders of registrable securities of the Company may require the

Company to effect the registration under the Securities Act of such holders' registrable securities of the Company. Subject to the conditions set forth in the Registration Rights Agreement, such holders may also participate in registrations of equity securities proposed and initiated by the Company. This summary of the terms of the registration rights granted by the Company is qualified in its entirety by reference to the Registration Rights Agreement attached hereto as Exhibit 99.5.

Capitalization

         Pursuant to the Plan and the Confirmation Order, and prior to the closing of the issuance and sale of the Notes and Warrants under the Purchase Agreement, the Company also adopted and filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation on December 9, 2004 (the "Amended Certificate"), a copy of which is attached hereto as Exhibit 99.6, and adopted Amended and Restated Bylaws on December 8, 2004, a copy of which is attached hereto as Exhibit 99.7. The authorized capital stock of the Company provided by the Amended Certificate consists of 10,000,000 of shares of Common Stock. As of the date of this Current Report, the Company has issued no shares of its authorized Common Stock, but has reserved for issuance the following shares: (i) 1,102,242 shares for issuance under the Plan to the holders of General Unsecured Claims, (ii) 73,483 shares for issuance under the Plan to the Equity Interests, (iii) 5,143,795 shares for issuance upon conversion of the Notes, (iv) 734,828 shares for issuance upon exercise of the Warrants and (iv) 293,933 shares for issuance to the Mulligan Group pursuant to warrants issued under the Plan.

Assets and Liabilities of the Company as of Confirmation Date

         Information as to the assets and liabilities of the Company as of November 30, 2004 is filed as Exhibit 99.8 hereto and incorporated herein by reference. Such information has been extracted from the Company's operating report filed as Exhibit 99.1 to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on January 11, 2005.

Safe Harbor

         Certain statements contained in this report are "forward-looking" in that they reflect management's expectations and beliefs regarding the future performance of the Company. Such forward-looking statements are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. The Company believes that the continuing risks associated with the consummation of the Company's emergence from protection under Chapter 11 of the U.S. Bankruptcy Code, including the satisfaction of conditions to that emergence, among others, could cause actual results to differ materially from those expressed or implied by forward-looking statements made by or on behalf of the Company.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           -------------------------------------------------------------------
           Year.
           -----

         See the information set forth in "Item 1.03 Bankruptcy or Receivership" above regarding amendments to the Company's Certificate of Incorporation and Bylaws, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
           ----------------------------------

               (a)   Not applicable.

               (b)   Not applicable.

               (c)   Exhibits

               99.1 First Amended Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code of Avalon Digital Marketing Systems, Inc.

               99.2 Order Confirming Debtor's First Amended Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code of Avalon Digital Marketing Systems, Inc.

               99.3 Press Release of Avalon Digital Marketing Systems, Inc. dated January 11, 2005.

               99.4 Note and Warrant Purchase and Security Agreement dated as of May 28, 2004 by and among Avalon Digital Marketing Systems, Inc. and the Purchasers listed on Exhibits D-1 and D-2 thereto.

               99.5 Registration Rights Agreement dated as of December 9, 2004 by and among Avalon Digital Marketing Systems, Inc. and Avalon Acquisition Company, LLC, Networks Direct, Inc. and The Mulligan Group, LLC.

               99.6 Amended and Restated Certificate of Incorporation of Avalon Digital Marketing Systems, Inc.

               99.7 Amended and Restated Bylaws of Avalon Digital Marketing Systems, Inc.

               99.8 Balance Sheet Information for the Month Ended November 30, 2004.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2005                  Avalon Digital Marketing Systems, Inc.



                                        By:      /s/ TYLER THOMPSON
                                           ----------------------------
                                        Name:   Tyler Thompson
                                        Its:    Chief Executive Officer

--------------------------------------------------------------------------------

                                  Exhibit Index

--------------------------------------------------------------------------------
          Exhibit 99.1 First Amended Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code of Avalon Digital Marketing Systems, Inc.

        ------------------ -----------------------------------------------------
          Exhibit 99.2 Order Confirming Debtor's First Amended Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code of Avalon Digital Marketing Systems, Inc.

        ------------------ -----------------------------------------------------
          Exhibit 99.3 Press Release of Avalon Digital Marketing Systems, Inc. dated January 11, 2005.

        ------------------ -----------------------------------------------------
          Exhibit 99.4 Note and Warrant Purchase and Security Agreement dated as of May 28, 2004 by and among Avalon Digital Marketing Systems, Inc. and the Purchasers listed on Exhibits D-1 and D-2 thereto.

        ------------------ -----------------------------------------------------
          Exhibit 99.5 Registration Rights Agreement dated as of December 9, 2004 by and among Avalon Digital Marketing Systems, Inc. and Avalon Acquisition Company, LLC, Networks Direct, Inc. and The Mulligan Group, LLC.

        ------------------ -----------------------------------------------------
          Exhibit 99.6 Amended and Restated Certificate of Incorporation of Avalon Digital Marketing Systems, Inc.

        ------------------ -----------------------------------------------------
          Exhibit 99.7 Amended and Restated Bylaws of Avalon Digital Marketing Systems, Inc.

        ------------------ -----------------------------------------------------
          Exhibit 99.8 Balance Sheet Information for the Month Ended November 30, 2004.

        ------------------ -----------------------------------------------------



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